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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  July 25, 2001
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                  1-10809                  98-0191089
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.


     XL Capital Ltd (the "Registrant" or "XL") announced on July 25, 2001 that it completed its acquisition (the "Winterthur International Acquisition") of certain of the operations of Winterthur International ("Winterthur International") from Winterthur Swiss Insurance Company ("Winterthur Swiss"), an indirect subsidiary of the Credit Suisse Group. While the Winterthur International Acquisition closed on July 25, 2001 (the "Closing"), the Winterthur International Acquisition will be given effect as if it closed on July 1, 2001. The Registrant's press release dated July 25, 2001 regarding the Winterthur International Acquisition was previously filed as Exhibit 99 to the Registrant's Form 8-K filed on July 27, 2001.

     The Second Amended and Restated Agreement for the Sale and Purchase of Winterthur International (the "SPA"), dated as of February 15, 2001, is attached herewith as Exhibit 99 (a) and is incorporated by reference in its entirety. The purchase price for certain of the Winterthur International operations of approximately $405 million (based upon the Winterthur International audited financial statements as at and for the year ended December 31, 2000 referred to below) was paid at the Closing. The purchase price, however, is subject to final determination based upon audited financial statements of Winterthur International as at and for the period ending June 30, 2001. These June 30, 2001 financial statements are subject to review and agreement by the Registrant. This final determination is not anticipated to be completed until fiscal 2002, at which time any final adjustment payment will be made by either the Registrant or Winterthur Swiss, to the other.

     The SPA and related closing documentation contain certain indemnities and warranties from Winterthur Swiss for the benefit of the Registrant. The Registrant also has contractual post-closing protection with respect to adverse development of the reserves (including unearned premium reserve) with respect to Winterthur International business written prior to July 1, 2001. This protection is based upon actual net loss experience and development over a three year post closing seasoning period. An actuary appointed by Winterthur Swiss and an actuary appointed by the Registrant will determine the appropriate net reserves for the business based upon experience during the seasoning period. Winterthur Swiss will reimburse XL for adverse reserve development based upon this procedure, with XL sharing in any adverse development through a small deductible and a 10% sharing; provided that in no event would the Registrant bear more than U.S. $61.0 million of adverse reserve development. In the event of a positive reserve development during the seasoning period, Winterthur Swiss would share in a portion thereof.

     Certain Winterthur International businesses were not purchased (and were either transferred to Winterthur Swiss or reinsured by Winterthur Swiss prior to closing and, in any case, any related losses are covered by a Winterthur Swiss indemnification). These excluded items principally are: (i) asbestos, (ii) certain insurance liabilities in respect of 1985 and prior years, (iii) certain captive management business, (iv) certain alternative risk business and (v) life insurance.

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     Following the Closing, Winterthur Swiss and its affiliates will continue to provide over a two-year period certain administrative and other support services to the Winterthur International operations, which services shall be generally provided on a basis consistent with that which was previously provided within the Winterthur Swiss group.

     As required by the SEC Rules governing this Current Report on Form 8-K,
Exhibit 99(b) contains audited financial statements of the Winterthur International insurance operations as at and for the year ended December 31, 2000 prepared in accordance with generally accepted accounting principles in the United States. These financial statements were delivered to the Registrant by Winterthur Swiss pursuant to the SPA. These financial statements were audited by KPMG Audit plc (whose opinion is included as Exhibit 99(c) hereto) and have not been independently reviewed by the Registrant, PricewaterhouseCoopers LLP, the Registrant's auditors, or any other party on behalf of the Registrant. Reference is made to Winterthur International's audited financial statements and the footnotes therein, including note 1, as to the basis upon which these financial statements were prepared. These financial statements are not the basis upon which the final purchase price will be determined and are not indicative of future performance of the Winterthur International operations. They should be reviewed with caution and undue reliance should not be placed upon them or any of the financial or other information contained in them.

     As required by the SEC Rules governing this Current Report on Form 8-K,
Exhibit 99(d) includes the unaudited pro forma condensed financial information for the Registrant for the year ended December 31, 2000, as if the Winterthur International Acquisition had occurred on January 1, 2000 for income statement purposes and at December 31, 2000 for balance sheet purposes. The acquisition will be accounted for by the purchase method of accounting and, therefore, the assets and liabilities of Winterthur International will be recorded at their estimated fair values at July 1, 2001. The unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information should be read in conjunction with Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 and the audited financial statements of Winterthur International as at and for year ended December 31, 2000.

     The pro forma financial information has been derived from the Winterthur International financial statements described above as well as the Registrant's December 31, 2000 financial statements. The pro forma financial information is based upon currently available information and certain assumptions that Registrant's management currently believes are reasonable. The pro forma adjustments are further described in the footnotes to the pro forma financial information. The allocation of the purchase price, including approximately $28.4 million allocated to goodwill, insurance licenses and other intangible assets in the pro forma information is based upon preliminary estimates, which will be revised at a later date and such revisions could be material. The pro forma financial information necessarily does not give effect to any changes in underwriting practices instituted by Winterthur International after December 31, 2000 and before Closing, or to any changes in underwriting, reinsurance, investment policies or other practices that are being instituted or may be instituted by the Registrant post-Closing. They also do not give effect to any integration of the Winterthur International


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operations with certain insurance operations of the Registrant. The pro forma condensed financial information does not purport to represent what the Registrant's results of operations or financial condition would actually have been had the transaction occurred on such date or to project the Registrant's results of operations or financial condition for any future period or date. As indicated above, the actual purchase price will be based on the June 30, 2001 audited financial statements of Winterthur International, and the Winterthur International Acquisition will be included in the Registrant's actual results of operations from July 1, 2001 (not from January 1, 2001). As a result of the above, the pro forma financial information should also be reviewed with caution and undue reliance should not be placed on such information.

     This Current Report on Form 8-K and its exhibits contain forward-looking information as to which there are numerous risks and uncertainties that could cause actual results to differ materially from the forward-looking information made herein. Such statements are based on current plans, estimates and expectations and, accordingly, involve inherent risks and uncertainties including, but not limited to, business, financial and integration risks associated with the Winterthur International Acquisition. Forward-looking statements, including those concerning the potential benefits of the Winterthur International Acquisition, the outlook for the insurance and reinsurance markets, prospects for rate or price increases, premium growth, future earnings and reserves, are particularly sensitive to factors such as the levels of competition in the industry, the frequency and severity of claims and losses, conditions in the world's financial and capital markets affecting the Registrant's investment performance, changes in the economic, regulatory or tax environment in which the Registrant operates and other factors identified in the Registrant's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents on file with the Securities and Exchange Commission that could cause actual results to differ materially from those contained in forward-looking statements. The Registrant does not undertake any duty to update publicly any forward-looking statements contained herein in light of new information or future developments.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (a) Financial Statements of the Business Acquired. The audited financial statements of Winterthur International as at and for the year ended December 31, 2000 are enclosed as Exhibit 99(b).

     (b) Pro Forma Financial Information. The unaudited pro forma condensed financial information as at and for the year ended December 31, 2000 are enclosed herein as Exhibit 99(d).

     (c)  Exhibits. The following exhibits are filed herewith:

          Exhibit No.             Description

          99(a) Second Amended and Restated Agreement for the Sale and Purchase of Winterthur International, dated as of February


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               15, 2001.

          99(b) The audited financial statements of Winterthur International as at and for the year ended December 31, 2000.

          99(c) Consent of KPMG Audit plc.

          99(d) The unaudited pro forma condensed financial information as at and for year ended December 31, 2000.

          99(e) Press Release dated August 6, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 9, 2001


                                XL CAPITAL LTD


                                By:  /s/ Paul S. Giordano
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                                     Name:  Paul S. Giordano
                                     Title:  Executive Vice President and
                                     General Counsel and Secretary